EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby appoint and constitute James P. Bolduc and Reginald L. Babcock and each of them as his or her agent and attorney-in-fact to execute in his or her name, place and stead (whether on behalf of the undersigned individually or as an officer or director of CTG Resources, Inc. or otherwise) a Registration Statement on Form S-3 concerning the offering of up to 300,000 shares of its common stock through the CTG Resources, Inc. Dividend Reinvestment Plan, all amendments thereto, and all instruments necessary or advisable in connection with such Registration Statement or amendments; and to file such Registration Statement and any and all amendments thereto with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other.

IN WITNESS WHEREOF, the undersigned have executed this instrument this 25th day of July, 2000.

S/ Herman J. Fonteyne
(Herman J. Fonteyne)
Director

S/ Victor H. Frauenhofer
(Victor H. Frauenhofer)
Director

S/ Beverly L. Hamilton
(Beverly L. Hamilton)
Director

S/ Harvey S. Levenson
(Harvey S. Levenson)
Director

S/ Denis F. Mullane (Denis F. Mullane) Director S/ Richard J. Shima (Richard J. Shima) Director S/ Laurence A. Tanner (Laurence A. Tanner) Director (Michael W. Tomasso) Director

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby appoint and constitute James P. Bolduc and Reginald L. Babcock and each of them as his or her agent and attorney-in-fact to execute in his or her name, place and stead (whether on behalf of the undersigned individually or as an officer or director of CTG Resources, Inc. or otherwise) a Registration Statement on Form S-3 concerning the offering of up to 300,000 shares of its common stock through the CTG Resources, Inc. Dividend Reinvestment Plan, all amendments thereto, and all instruments necessary or advisable in connection with such Registration Statement or amendments; and to file such Registration Statement and any and all amendments thereto with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other.

IN WITNESS WHEREOF, the undersigned have executed this instrument this 16th day of August, 2000.

(Herman J. Fonteyne) Director (Victor H. Frauenhofer) Director (Beverly L. Hamilton) Director (Harvey S. Levenson) Director	(Denis F. Mullane) Director (Richard J. Shima) Director (Laurence A. Tanner) Director S/ Michael W. Tomasso (Michael W. Tomasso) Director